Exhibit 99.1

FOR IMMEDIATE RELEASE	For Further Information:
Jill Peters, Investor Relations Contact
(310) 893-7456 or investorrelations@kbhome.com

KB HOME ANNOUNCES PUBLIC OFFERING OF SENIOR NOTES

LOS ANGELES (October 21, 2019) — KB Home (NYSE: KBH), one of the nation’s largest homebuilders, today announced that it has commenced a public offering of $300.0 million in aggregate principal amount of senior notes due 2029. Citigroup Global Markets Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC are acting as book-running managers for the senior notes offering.

The senior notes will be guaranteed on an unsecured basis by certain of KB Home’s subsidiaries that have guaranteed KB Home’s outstanding senior notes. KB Home intends to use the net proceeds from the senior notes offering towards the retirement of its 8.00% Senior Notes due 2020, by redemption on the optional redemption terms specified for such notes, purchase or repayment at maturity.

The senior notes offering is being made pursuant to an effective shelf registration statement that KB Home has on file with the Securities and Exchange Commission (“SEC”). A copy of the prospectus supplement and accompanying prospectus describing the senior notes offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Citigroup at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, email: prospectusdept@citi.com or toll free at 1-800-831-9146, or BNP PARIBAS at the following address: Attn: Syndicate Desk, 787 Seventh Avenue, New York, NY 10019, email: new.york.syndicate@bnpparibas.com or toll free at 1-800-854-5674, or BofA Securities at the following address: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001,

Attn: Prospectus Department, email: dg.prospectus_requests@bofa.com, or Credit Suisse at the following address: Attention: Prospectus Department, One Madison Avenue, New York, NY 10010, email: newyork.prospectus@credit-suisse.com, or Deutsche Bank Securities at the following address: Attn: Prospectus Group, 60 Wall Street, New York, NY 10005, email: prospectus.CPDG@db.com or toll free at 1-800-503-4611, or Wells Fargo Securities at the following address: Attn: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, email: wfscustomerservice@wellsfargo.com or toll free at 1-800-645-3751.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The senior notes offering is being made only by means of the prospectus supplement and the accompanying prospectus.

About KB Home

KB Home (NYSE: KBH) is one of the largest and most recognized homebuilders in the United States and has been building quality homes for over 60 years. Today, KB Home operates in 38 markets across eight states, serving a wide array of buyer groups. What sets us apart is giving our customers the ability to personalize their homes from homesites and floor plans to cabinets and countertops, at a price that fits their needs. And as the first builder ever to make every home we build ENERGY STAR® certified, KB Home is able to not only design thoughtful living spaces but ones that lower the cost of homeownership. We also work with our customers every step of the way, building strong personal relationships so they have a real partner in the homebuying process and the experience is as simple and easy as possible.

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature, depend upon or refer to future events or conditions, include words such as “intends” and similar expressions, or concern future market and economic conditions, ongoing business strategies and prospects, our future financial and operational performance, future debt issuances, repurchases, or redemptions, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about our operations, economic and market factors, and the homebuilding industry, among other things. These statements are not guarantees of future performance, and we have no specific policy or intention to update these statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; conditions in the capital, credit and financial markets; our ability to access external financing sources and raise capital through the issuance of common stock, debt or other securities, and/or project financing, on favorable terms; the execution of any share repurchases pursuant to our board of directors’ authorization; material and trade costs and availability; changes in interest rates; our debt level, including our ratio of debt to capital, and our ability to adjust our debt level and maturity schedule; our compliance with the terms of our revolving credit facility; volatility in the market price of our common stock; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition from other sellers of new and resale homes; weather events, significant natural disasters and other climate and environmental factors; any failure of lawmakers to agree on a budget or appropriation legislation to fund the federal government’s operations, and financial markets’ and businesses’ reactions to that failure; government actions, policies, programs and regulations directed at or affecting the housing market (including the Tax Cuts and Jobs Act (the “TCJA”), the Dodd-Frank Act, tax benefits associated with purchasing and owning a home, and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government-sponsored enterprises and government agencies), the homebuilding industry, or construction activities; changes in existing tax laws or enacted corporate income tax rates, including those resulting from regulatory guidance and interpretations issued with respect to the TCJA; changes in U.S. trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; the adoption of new or amended financial accounting standards, including revenue recognition (ASC 606) and lease accounting standards (ASC 842), and the guidance and/or interpretations with respect thereto; the availability and cost of land in desirable areas and our ability to timely develop acquired land parcels and open new home communities; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred; costs and/or charges arising from regulatory compliance requirements or from legal, arbitral or regulatory proceedings, investigations, claims or settlements, including unfavorable outcomes in any such matters resulting in actual or potential monetary damage awards, penalties, fines or other direct or indirect payments, or injunctions, consent decrees or other voluntary or involuntary restrictions or adjustments to our business operations or practices that are beyond our current expectations and/or accruals; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives related to our product, geographic and market positioning, gaining share and scale in our served markets and entering into new markets; our operational and investment concentration in markets in California; consumer interest in our new home communities and products, particularly from first-time homebuyers and higher-income consumers; our ability to generate orders and convert our backlog of orders to home deliveries and revenues, particularly in key markets in California; our ability to successfully implement our returns-focused growth plan and achieve the associated revenue, margin, profitability, cash flow, community reactivation, land sales, business growth, asset efficiency, return on invested capital, return on equity, net debt to capital ratio and other financial and operational targets and objectives; income tax expense volatility related to stock-based compensation; the ability of our homebuyers to obtain residential mortgage loans and mortgage banking services; the performance of mortgage lenders to our homebuyers; the performance of KBHS Home Loans, LLC, our mortgage banking joint venture with Stearns Ventures, LLC (“Stearns”); the process and outcome of the voluntary bankruptcy filing involving Stearns; information technology failures and data security breaches; the possibility that the proposed offering of the senior notes will not close timely, or at all; and other events outside of our control. Please see our Annual Report on Form 10-K for the fiscal year ended November 30, 2018, our subsequent quarterly reports on Form 10-Q and our other filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business.

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